Fourth Quarter and Fiscal Year Ended June 27, 2021 (Unaudited Results) August 4, 2021 Conference Call Presentation Exhibit 99.2

  Cautionary Statement on Forward-Looking Statements Certain statements included herein contain “forward-looking statements” within the meaning of federal securities laws about the financial condition and results of operations of the Company that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. An example of such forward-looking statements include, among others, guidance pertaining to our financial outlook. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact, and they involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement. Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of global competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, including economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end uses for products; the financial condition of the Company’s customers; the loss of a significant customer or brand partner; natural disasters, industrial accidents, power or water shortages, extreme weather conditions and other disruptions at one of our facilities; the disruption of operations, global demand, or financial performance as a result of catastrophic or extraordinary events, including epidemics or pandemics such as the recent strain of coronavirus; the success of the Company’s strategic business initiatives; the volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic business initiatives; the availability of and access to credit on reasonable terms; changes in foreign currency exchange, interest and inflation rates; fluctuations in production costs; the ability to protect intellectual property; the strength and reputation of our brands; employee relations; the ability to attract, retain and motivate key employees; the impact of environmental, health and safety regulations; the impact of tax laws, the judicial or administrative interpretations of tax laws and/or changes in such laws or interpretations; the operating performance of joint ventures and other equity method investments; and the accurate financial reporting of information from equity method investees. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities laws. The above and other risks and uncertainties are described in the Company’s most recent Annual Report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Non-GAAP Financial Measures Certain non-GAAP financial measures are designed to complement the financial information presented in accordance with GAAP. These non-GAAP financial measures include Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Adjusted Working Capital and Net Debt (collectively, the “non-GAAP financial measures”). • EBITDA represents Net income (loss) before net interest expense, income tax expense, and depreciation and amortization expense. • Adjusted EBITDA represents EBITDA adjusted to exclude equity in loss of Parkdale America, LLC (“PAL”) and, from time to time, certain other adjustments necessary to understand and compare the underlying results of the Company. • Adjusted Net Income (Loss), which represents Net income (loss) calculated under GAAP, adjusted to exclude certain amounts which management believes do not reflect the ongoing operations and performance of UNIFI and/or which are necessary to understand and compare the underlying results of UNIFI; • Adjusted EPS, which represents Adjusted Net Income (Loss) divided by UNIFI’s weighted average common shares outstanding; • Adjusted Working Capital represents receivables plus inventory and other current assets, less accounts payable and other current liabilities, which is an indicator of the Company’s production efficiency and ability to manage its inventory and receivables. • Net Debt represents debt principal less cash and cash equivalents. The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. The Company may, from time to time, modify the amounts used to determine its non-GAAP financial measures. We believe that these non-GAAP financial measures better reflect the Company’s underlying operations and performance and that their use, as operating performance measures, provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets, among otherwise comparable companies. Management uses Adjusted EBITDA (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis, as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is a key performance metric utilized in the determination of variable compensation. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because it serves as a high-level proxy for cash generated from operations. Equity in loss of PAL is excluded from Adjusted EBITDA because such results do not reflect our operating performance. Management uses Adjusted Net Income and Adjusted EPS (i) as measurements of net operating performance because they assist us in comparing such performance on a consistent basis, as they remove the impact of (a) items that we would not expect to occur as a part of our normal business on a regular basis and (b) components of the provision for income taxes that we would not expect to occur as a part of our underlying taxable operations; (ii) for planning purposes, including the preparation of our annual operating budget; and (iii) as measures in determining the value of other acquisitions and dispositions. Management uses Adjusted Working Capital as an indicator of the Company’s production efficiency and ability to manage inventory and receivables. In the first quarter of fiscal 2019, in connection with changes to balance sheet presentation required by the adoption of new revenue recognition guidance, the Company updated the definition of Adjusted Working Capital to include Other current assets for current and historical calculations of the non-GAAP financial measure. Other current assets includes amounts capitalized for future conversion into inventory or receivables (e.g., vendor deposits and contract assets), and management believes that its inclusion in the definition of Adjusted Working Capital improves the understanding of the Company’s capital that is supporting production and sales activity. Management uses Net Debt as a liquidity and leverage metric to determine how much debt would remain if all cash and cash equivalents were used to pay down debt principal. In evaluating non-GAAP financial measures, investors should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of non-GAAP financial measures should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. Each of our non-GAAP financial measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results or liquidity measures as reported under GAAP. Some of these limitations are (i) it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; (ii) it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; (iii) it does not reflect changes in, or cash requirements for, our working capital needs; (iv) it does not reflect the cash requirements necessary to make payments on our debt; (v) it does not reflect our future requirements for capital expenditures or contractual commitments; (vi) it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and (vii) other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, these non-GAAP financial measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information. 2

3 Q4 FISCAL 2021 CEO COMMENTARY Strength across all segments provides momentum for fiscal 2022 Revenue performance at the high end of expectations Gross profit performance exceeded expectations Supply chain, raw material, selling prices, and customer service remain in focus Recycled input costs have risen significantly in calendar 2021, and the recent cost increases will place pressure on gross profit in the September 2021 quarter Selling price adjustments are in process to offset rising raw material costs Balance sheet remains strong and provides a springboard for further profitable growth Positive progress on existing trade actions, as U.S. Department of Commerce recently announced preliminary duty rates against subject countries; investigations expected to conclude by January 2022 Momentum continues for new products, customer adoptions, and co-branding, as REPREVE® Fiber products comprised 38% of consolidated net sales, up from 28% in Q4 fiscal 2020 Net sales (millions)

4 REPREVE® FIBER SALES AS A % OF NET SALES REPREVE® Fiber represents our collection of fiber products on our recycled platform, with or without added technologies. Annual Quarterly * Beginning in the fourth quarter of fiscal 2021, as a result of its annual review of products meeting the REPREVE® Fiber definition, the Company began including certain product sales in the Asia Segment that were previously excluded from the REPREVE® Fiber sales metric. Quarters 1, 2, and 3 of fiscal 2021 have been adjusted to reflect such sales, which resulted in a change of not more than 1% for any quarter. * * *

NET SALES OVERVIEW Three-Month Comparison (Q4 FY20 vs. Q4 FY21) 1 Approximates the impact of foreign currency translation nm – Not meaningful Note: The “Prior Period” ended on June 28, 2020. The “Current Period” ended on June 27, 2021. The Prior Period and the Current Period each contained 13 fiscal weeks. 5 (dollars in thousands) 1

6 nm – Not meaningful Note: The “Prior Period” ended on June 28, 2020. The “Current Period” ended on June 27, 2021. The Prior Period and the Current Period each contained 13 fiscal weeks. Three-Month Comparison (Q4 FY20 vs. Q4 FY21) (dollars in thousands) GROSS PROFIT OVERVIEW

NET SALES OVERVIEW Twelve-Month Comparison (YTD FY20 vs. YTD FY21) 1 Approximates the impact of foreign currency translation nm – Not meaningful Note: The “Prior Period” ended on June 28, 2020. The “Current Period” ended on June 27, 2021. The Prior Period and the Current Period each contained 52 fiscal weeks. 7 (dollars in thousands) 1

8 nm – Not meaningful Note: The “Prior Period” ended on June 28, 2020. The “Current Period” ended on June 27, 2021. The Prior Period and the Current Period each contained 52 fiscal weeks. (dollars in thousands) GROSS PROFIT OVERVIEW Twelve-Month Comparison (YTD FY20 vs. YTD FY21)

NET SALES OVERVIEW Three-Month Comparison (Q4 FY19 vs. Q4 FY21) 1 Approximates the impact of foreign currency translation nm – Not meaningful Note: The “Prior Period” ended on June 30, 2019. The “Current Period” ended on June 27, 2021. The Prior Period and the Current Period each contained 13 fiscal weeks. 9 (dollars in thousands) 1

10 nm – Not meaningful Note: The “Prior Period” ended on June 30, 2019. The “Current Period” ended on June 27, 2021. The Prior Period and the Current Period each contained 13 fiscal weeks. Three-Month Comparison (Q4 FY19 vs. Q4 FY21) (dollars in thousands) GROSS PROFIT OVERVIEW

BALANCE SHEET HIGHLIGHTS (dollars in millions) Continued balance sheet diligence leads to highly opportunistic leverage position Capital allocation strategy remains balanced and focused on: Organic growth New texturing technology Acquisitions FY 2021: Two bolt-on acquisitions Share repurchases FY 2020: $2.0 million Debt reduction FY 2020 and FY 2021 11

Building Momentum For Long-Term Growth FOR THE GOOD OF TOMORROW 12 For fiscal 2022, a 53-week fiscal year ending on July 3, 2022, the Company expects to maintain much of the underlying business momentum that was captured and restored during fiscal 2021, while navigating the near-term inflationary pressures. Though the Asia Segment and the Polyester Segment are expected to generate modest profitability growth over fiscal 2021, the exceptional performance of the Brazil Segment is not expected to continue at the levels achieved in fiscal 2021. Accordingly, the Company expects the following: Sales volume and REPREVE® Fiber sales growth driving a net sales increase of 10% or more from the level achieved in fiscal 2021; Adjusted EBITDA to be broadly consistent with the fiscal 2021 level; An effective tax rate between 35% and 40%; and Capital expenditures of approximately $40.0 million to $45.0 million, as the Company continues its plan to invest in new yarn texturing machinery within its Americas facilities. Such capital expenditure levels will be funded by cash on-hand and available financing arrangements and are inclusive of approximately $10.0 million to $12.0 million of routine annual maintenance.

Thank You! 13